Convertible Bridge Loan	12 Months Ended
Dec. 31, 2017
Convertible Bridge Loan [Abstract]
Convertible Bridge Loan

7. Convertible Bridge Loan

On December 28, 2017, the Company entered into a Secured Promissory Note and Security Agreement for a convertible loan with Emerald Health Sciences, Inc. (“Emerald”). The bridge loan provides for aggregate gross proceeds to Nemus of up to $900,000 and is secured by all of Nemus’ assets. Nemus received proceeds of $500,000 on December 28, 2017 and the bridge loan provides for the funding of the remaining $400,000 subject to certain conditions as described in Note 9 below. The bridge loan bears interest at 12% per annum and matures on June 30, 2018 unless earlier converted into Nemus common stock. The initial conversion price is $0.10 per share.

In connection with the convertible bridge loan financing, the Company recorded a liability related to the conversion option of the bridge loan into the Company’s common stock stock due to a down-round protection feature present in the loan agreement. The Company valued the conversion liability pursuant to the accounting guidance of ASC 820-10, Fair Value Measurements, as of the closing date of the financing utilizing the Black Scholes valuation methodology and the assumptions discussed in Note 6 above. This resulted in a conversion liability value of $235,000 as of the financing close date which was one trading day prior to December 31, 2017.